Exhibit 10.8

ADDITIONAL DEBTOR JOINDER

May 23, 2016

Security Agreement dated as of February 18, 2016 made by

VaultLogix, LLC, as Debtor

to and in favor of

the Secured Party identified therein (the “Security Agreement”)

Reference is made to the Security Agreement as defined above; capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in, or by reference in, the Security Agreement.

Each of the undersigned hereby agrees that upon delivery of this Additional Debtor Joinder to the Secured Party referred to above, such undersigned shall (a) be an Additional Debtor under the Security Agreement, (b) have all the rights and obligations of the Debtor under the Security Agreement as fully and to the same extent as if the undersigned was an original signatory thereto and (c) be deemed to have made the representations and warranties set forth therein as of the date of execution and delivery of this Additional Debtor Joinder. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EACH OF THE UNDERSIGNED SPECIFICALLY GRANTS TO THE SECURED PARTY A SECURITY INTEREST IN THE COLLATERAL AS MORE FULLY SET FORTH IN THE SECURITY AGREEMENT AND ACKNOWLEDGES AND AGREES TO THE WAIVER OF JURY TRIAL PROVISIONS SET FORTH THEREIN.

Each of the undersigned acknowledges the Forbearance and Amendment Agreement, dated May 17, 2016, by and between InterCloud Systems, Inc., VaultLogix, LLC and the Secured Party (the “Forbearance Agreement”), and acknowledges and agrees that all references to the “Obligations” in the Security Agreement includes the A&R Note and the Senior Secured Note (each as defined in the Forbearance Agreement).

Attached hereto are supplemental and/or replacement Schedules to the Security Agreement, as applicable.

An executed copy of this Joinder shall be delivered to the Secured Party, and the Secured Party may rely on the matters set forth herein on or after the date hereof. This Joinder shall not be modified, amended or terminated without the prior written consent of the Secured Party.

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IN WITNESS WHEREOF, the undersigned have caused this Joinder to be executed in the name and on behalf of the undersigned on the day and year first above written.

INTERCLOUD SYSTEMS, INC.

By:
Name:
Its:

T N S, INC.

By:
Name:
Its:

INTEGRATION PARTNERS – NY CORPORATION

By:
Name:
Its:

ADEX CORPORATION

By:
Name:
Its:

AW SOLUTIONS, INC.

By:
Name:
Its:

2

RENTVM INC.

By:
Name:
Its:

ADEX PUERTO RICO LLC

By:
Name:
Its:

ADEXCOMM CORPORATION

By:
Name:
Its:

TROPICAL COMMUNICATIONS, INC.

By:
Name:
Its:

AW SOLUTIONS PUERTO RICO, LLC

By:
Name:
Its:

RIVES MONTEIRO LEASING, LLC

By:
Name:
Its:

RIVES MONTEIRO ENGINEERING, LLC

By:
Name:
Its:

NOTTINGHAM ENTERPRISES, LLC

By:
Name:
Its:

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SUPPLEMENT TO

SCHEDULE A

Locations of Books of Account, Records and Collateral

Entity	Address	City	State	Zip	Leased	Occupancy*
ADEX	1035 Windward Ridge Pkwy	Alpharetta	GA	30005	Yes	Office
ADEX	1317 W Foothill Blvd, Ste 212	Upland	CA	91786		Office
ADEX	280 Shuman Blvd, Ste 185	Naperville	IL	60563	Yes	Office
ADEX	13089 N Telecom Pkwy	Tampa	FL	33637	Yes	Office
ADEX	1701 W Northwest Hwy, Suite 100	Grapevine	TX	76051	Yes	Office
AWS	300,320,330,340,380, 230, 260 Crown Oak Centre Dr	Longwood	FL	32750	Yes	Office
AWS	AA-1 Calle 22 Riverview, Bayamon	Puerto Rico	PR	00961	Yes	Office
AWS	2332 Ivy Mountain Drive	Snellville	GA	30078	Yes	Home Office
AWS	320 31 St Avenue North	Nashville	TN	37203	Yes	Office
AWS	260 Gateway Drive, Suite 17-18C	Bel Air	MD	21014	Yes	Office
AWS/ICLD	980 N. Federal Highway, Suite 304	Boca Raton	FL	33432	Yes	Office
Tropical	6995 NW 82nd Ave #32	Miami	FL	33166	Yes	Office/Warehouse
Tropical	6937 NW 82nd Ave #32	Miami	FL	33168	Yes	Office
IPC NY	1719 Route 10 East, Suite 126	Parsippany	NJ	07054	Yes	Office/Warehouse
TNS	1225 Rand Road	Des Plaines	IL	60016	Yes	Office
RME	2736 Southside Drive	Tuscaloosa	AL	35401	Yes	Office/Warehouse
ICLD (HQ)	1030 Broad Street, Suite 102	Shrewsbury	NJ	7722	Yes	Office
ICLD	3356 Garden Brook Drive	Dallas	TX	75234	Yes	Warehouse
VaultLogix	34 Saint Martin Dr	Marlborough	MA	01752	Yes
VaultLogix	74 West Street	Waltham	MA	02451	Yes
VaultLogix	75 Sylvan Street	Danvers	MA	01923	Yes
VaultLogix	211-213 E Thomas St	Hammond	LA	70401	Yes
Logical Link	1909 Central Drive Suite 205	Bedford	Texas	76021	Yes	Leased Space
Logical Link	1706 Highway 84 East Suite B	Brookhaven	Mississippi	39601	Yes	Leased Space

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SUPPLEMENT TO

SCHEDULE B

Liens

Entity; Secured Party (Financing Statement Filing #)

InterCloud Systems, Inc.

1.	Jenne, Inc. (#20145151535; 20144642765)
2.	Faunus Group International, Inc. (#20151179992)
3.	JGB (Cayman) Waltham Ltd. (#20156311608)

Tropical Communications, Inc.

1.	Faunus Group International, Inc. (#201503310351)
2.	JGB (Cayman) Waltham Ltd. (#201506112712)

Rives-Monteiro Engineering, LLC

1.	Capstone Bank (#09-0382491; 11-0430615)
2.	Faunus Group International, Inc. (#15-7178774)
3.	JGB (Cayman) Waltham Ltd. (#15-0681444)

Rives-Monteiro Leasing, LLC

1.	Faunus Group International, Inc. (#15-7178807)
2.	JGB (Cayman) Waltham Ltd. (#15-0681438)

T N S, Inc.

1.	Faunus Group International, Inc. (#020146028)
2.	JGB (Cayman) Waltham Ltd. (#020984163)

ADEX Corporation

1.	Faunus Group International, Inc. (#201503205286238)
2.	Lease Corporation of America (#201505225560151)
3.	JGB (Cayman) Waltham Ltd. (#201512310677993)

ADEXCOMM Corporation

1.	Faunus Group International, Inc. (#20150331036X)
2.	JGB (Cayman) Waltham Ltd. (#201506112704)

ADEX Puerto Rico LLC

1.	Faunus Group International, Inc. (#2015001884)
2.	JGB (Cayman) Waltham Ltd. (#[______])

AW Solutions, Inc.

1.	Faunus Group International, Inc. (#201503310424)
2.	JGB (Cayman) Waltham Ltd. (#201506112690)

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AW Solutions Puerto Rico, LLC

1.	Faunus Group International, Inc. (#2015001883)
2.	JGB (Cayman) Waltham Ltd. (#[______])

Integration Partners – NY Corporation

1.	Faunus Group International, Inc. (#51114572)
2.	JGB (Cayman) Waltham Ltd. (#51476861)

RentVM Inc.

1.	Faunus Group International, Inc. (#51114594)
2.	JGB (Cayman) Waltham Ltd. (#51476856)

Nottingham Enterprises LLC

1.	JGB (Cayman) Waltham Ltd. (#20151230021302060)

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SUPPLEMENT TO

SCHEDULE c

Filings with Governmental or Regulatory Authorities, Agencies or Recording Offices;

UCC Filing Jurisdictions

Entity; Secured Party (Financing Statement Filing #)

InterCloud Systems, Inc.

1.	Jenne, Inc. (#20145151535; 20144642765)
2.	Faunus Group International, Inc. (#20151179992)
3.	JGB (Cayman) Waltham Ltd. (#20156311608)

Tropical Communications, Inc.

1.	Faunus Group International, Inc. (#201503310351)
2.	JGB (Cayman) Waltham Ltd. (#201506112712)

Rives-Monteiro Engineering, LLC

1.	Capstone Bank (#09-0382491; 11-0430615)
2.	Faunus Group International, Inc. (#15-7178774)
3.	JGB (Cayman) Waltham Ltd. (#15-0681444)

Rives-Monteiro Leasing, LLC

1.	Faunus Group International, Inc. (#15-7178807)
2.	JGB (Cayman) Waltham Ltd. (#15-0681438)

T N S, Inc.

1.	Faunus Group International, Inc. (#020146028)
2.	JGB (Cayman) Waltham Ltd. (#020984163)

ADEX Corporation

1.	Faunus Group International, Inc. (#201503205286238)
2.	Lease Corporation of America (#201505225560151)
3.	JGB (Cayman) Waltham Ltd. (#201512310677993)

ADEXCOMM Corporation

1.	Faunus Group International, Inc. (#20150331036X)
2.	JGB (Cayman) Waltham Ltd. (#201506112704)

ADEX Puerto Rico LLC

1.	Faunus Group International, Inc. (#2015001884)
2.	JGB (Cayman) Waltham Ltd. (#[______])

AW Solutions, Inc.

1.	Faunus Group International, Inc. (#201503310424)
2.	JGB (Cayman) Waltham Ltd. (#201506112690)

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AW Solutions Puerto Rico, LLC

1.	Faunus Group International, Inc. (#2015001883)
2.	JGB (Cayman) Waltham Ltd. (#[______])

Integration Partners – NY Corporation

1.	Faunus Group International, Inc. (#51114572)
2.	JGB (Cayman) Waltham Ltd. (#51476861)

RentVM Inc.

1.	Faunus Group International, Inc. (#51114594)
2.	JGB (Cayman) Waltham Ltd. (#51476856)

Nottingham Enterprises LLC

1.	JGB (Cayman) Waltham Ltd. (#20151230021302060)

UCC Filing Jurisdictions

Alabama

Delaware

Florida

Illinois

New Jersey

New York

Oklahoma

Commonwealth of Puerto Rico

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SUPPLEMENT TO

SCHEDULE D

Debtor Name, Jurisdiction of Organization,

Organizational Identification Number and Address

InterCloud Systems, Inc.; a Delaware corporation; Org. ID 3131825; 1030 Broad Street, Suite #102, Shrewsbury, NJ 07702

ADEX Corporation; a New York corporation; Org. ID 1768085; 1035 Windward Ridge Pkwy, Alpharetta, GA 30005

ADEX Puerto Rico LLC; a Puerto Rico limited liability company; Org. ID 1067; 1035 Windward Ridge Pkwy, Alpharetta, GA 30005

ADEXCOMM Corporation; a Florida corporation; Org. ID P13000017150; 1035 Windward Ridge Pkwy, Alpharetta, GA 30005

AW Solutions, Inc.; a Florida corporation; Org. ID P06000054864; 300 Crown Oak Centre Drive, Longwood, FL 32750

AW Solutions Puerto Rico, LLC; a Puerto Rico limited liability company; Org. ID 3123; AA-1 Calle 22 Riverview, Bayamon, Puerto Rico 00961

Rives-Monteiro Engineering, LLC; an Alabama limited liability company; Org. ID 416-995; 2736 Southside Drive, Tuscaloosa, AL 35401

Rives-Monteiro Leasing, LLC; an Alabama limited liability company; Org. ID 661-122; 2736 Southside Drive, Tuscaloosa, AL 35401

T N S, Inc.; an Illinois corporation; Org. ID 62331666; 1225 Rand Road, Des Plaines, IL 60016

Tropical Communications, Inc.; a Florida corporation; Org. ID M00345; 6937 NW 82nd Ave #32, Miami, FL 33166

Integration Partners-NY Corporation; a New Jersey corporation; Org. ID 0400262952; 1030 Broad Street, Suite #102, Shrewsbury, NJ 07702

RentVM Inc.; a New Jersey Corporation; Org. ID 0400485873; 1030 Broad Street, Suite #102, Shrewsbury, NJ 07702

Nottingham Enterprises, LLC; an Oklahoma limited liability company (40% owned); Org. ID 3512228686; 5204 N Meadow Ridge Circle, McKinney, TX 75070

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SUPPLEMENT TO

SCHEDULE E

Trade Names; Mergers and Acquisitions

InterCloud Systems, Inc., formerly Genesis Group Holdings, I-Realtyauction.com, Inc., and Genesis Realty Group, Inc.

ADEX Corporation, acquired the assets of Broadview Holdings doing business as HighWire Communications

ADEX Puerto Rico LLC

ADEXCOMM Corporation

AW Solutions, Inc., acquired the assets of FRJ, LLC which did business as Logical Link

AW Solutions Puerto Rico, LLC

Rives-Monteiro Engineering, LLC, has also done business as RME

Rives-Monteiro Leasing, LLC

T N S, Inc., also has done business as TelNet Solutions

Tropical Communications, Inc.

Integration Partners - NY Corporation, has also done business as IPC

RentVM

VaultLogix, LLC, acquired the assets of PCS Holding LLC which did business as AXIM Cloud

Nottingham Enterprise LLC

Data Protection Services, LLC, also DPS

U.S. Data Security Acquisition, LLC, also US Data Trust

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SUPPLEMENT TO

SCHEDULE F

Intellectual Property

None.

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SUPPLEMENT TO

SCHEDULE G

Account Debtors

None.

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SUPPLEMENT TO

Schedule H

Pledged Securities

Rives-Monteiro Leasing, LLC

100% of membership interest owned by InterCloud Systems, Inc.

Tropical Communications, Inc.

Shares of Common Stock Outstanding: 100; 100% of Common Stock equity interests owned by InterCloud Systems, Inc.

ADEX Corporation

Shares of Common Stock Outstanding: 100; 100% of Common Stock equity interests owned by InterCloud Systems, Inc.

ADEXCOMM Corporation

Shares of Common Stock Outstanding: 10; 100% of Common Stock equity interests owned by InterCloud Systems, Inc.

ADEX Puerto Rico LLC

100% of membership interest owned by InterCloud Systems, Inc.

T N S, Inc.

Shares of Common Stock Outstanding: 1,000; 100% of Common Stock equity interests owned by InterCloud Systems, Inc.

AW Solutions, Inc.

Shares of Common Stock Outstanding: 5,000; 100% of Common Stock equity interests owned by InterCloud Systems, Inc.

AW Solutions Puerto Rico, LLC

100% of membership interest owned by InterCloud Systems, Inc.

Integration Partners - NY Corporation

100% of membership interest owned by InterCloud Systems, Inc.

RentVM Inc.

Shares of Common Stock authorized: 10,000; Outstanding: 10,000

100% of Common Stock entity interests owned by InterCloud Systems, Inc.

Nottingham Enterprises, LLC

40% of membership interests owned by InterCloud Systems, Inc.

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SUPPLEMENT TO

Schedule I

Pledged Accounts

PNC Bank, National Association Accounts

Depository/Collection Accounts

Intercloud Systems	8026293856
ADEX Puerto Rico	8026293848
ADEX Corporation	8026293821
AW Solutions, Inc.	8026293813
Telnet Solutions, Inc.	8026293805
Integration Partners Corporation NY	8026294111

Operating/Disbursement Accounts

Intercloud Systems	8026293725
ADEX Puerto Rico	8026293717
ADEX Corporation	8026293709
AW Solutions, Inc.	8026293696
Telnet Solutions, Inc.	8026293688
Integration Partners Corporation NY	8026294103

Hapoalim Bank

ADEX Corporation	01080324-01
ADEX Puerto Rico	108050601

Iberia Bank
AW Solutions, Inc.	1092940405
AW Solutions, Inc.	1092940416

Regions Bank

Broadview Technologies, Inc.	0186128892
(DBA High Wire Networks)

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